LVIP JPMorgan Core Bond Fund
(Standard and Service Class)
Summary Prospectus
May 1, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462). The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2023, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP JPMorgan Core Bond Fund (the “Fund”) is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.40%	0.40%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.10%	0.10%
Acquired Fund Fees and Expenses (AFFE)[2]	0.01%	0.01%
Total Annual Fund Operating Expenses	0.51%	0.76%
1
Other Expenses are based on estimates for the current fiscal year.
2
Acquired Fund Fees and Expenses is based on estimated amounts for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$52	$164	$285	$640
Service Class	$78	$243	$422	$942
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.
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Principal Investment Strategies
The Fund is designed to maximize total return by investing in a portfolio of investment grade intermediate- and long-term debt securities. As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations including treasury coupon strips and treasury principal strips and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest.
Under normal circumstances, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, net assets include the amount of borrowings for investment purposes. Generally, such bonds will have intermediate to long maturities. The Fund’s average weighted maturity will ordinarily range between four and 12 years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).
Securities will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. While not a part of the strategy the Fund may incidentally focus its investments in one or more regions or small groups of countries. J.P. Morgan Investment Management Inc. (“JPMIM” or the “sub-adviser”) may invest a significant portion or all of the Fund’s assets in mortgage-related and mortgage-backed securities in the sub-adviser’s discretion. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase.
The sub-adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the sub-adviser looks for individual fixed income investments that it believes will perform well over market cycles. The sub-adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction. As part of its security selection process, the sub-adviser seeks to assess the impact of environmental, social and governance factors on certain issuers in the universe in which the Fund may invest. The sub-adviser’s assessment is based on an analysis of key opportunities and risks across industries to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund’s investment objective is not fundamental. This means that the Fund’s Board of Trustees (Board) may change the Fund’s objective without obtaining shareholder approval. If the objective was changed, the Fund would notify shareholders at least 60 days before the change became effective.
The Fund’s 80% policy is not fundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
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General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities held by the Fund may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations
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may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund's investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
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Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
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Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
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Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
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Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage- related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage- related and mortgage-backed securities, or debt securities. Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk,” for “sub- prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
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Inverse Floater Risk. Inverse floaters and inverse IOs are debt securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Generally, interest rates on these securities vary inversely with a short-term floating rate (which may be reset periodically). They are more volatile and more sensitive to interest rate changes than other types of debt securities. Interest rates on inverse floaters and inverse IOs will decrease when the rate to which they are indexed increases, and will increase when the rate to which they are indexed decreases. In response to changes in market interest rates or other market conditions, the value of an inverse floater or inverse IO may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If interest rates move in a manner not anticipated by the adviser, the Fund could lose all or substantially all of its investment in inverse IOs.
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Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
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Foreign Issuer Risks. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks sanctions or other measures by the United States or other governments and regulatory issues facing issuers in such foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
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Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
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Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
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Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of Fund securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non- cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
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Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
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ESG Integration Risk. The investment process for the Fund may incorporate a wide range of considerations, which may include certain environmental, social and governance (“ESG”) factors. While the integration of ESG factors into the investment process has the potential to identify financial risks and contribute to long-term performance, ESG factors may not be considered for every investment decision. There is no guarantee that the integration of ESG factors will result in better performance.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The Fund has adopted the historical performance of the JPMorgan Insurance Trust Core Bond Portfolio, a former series of JPMorgan Insurance Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2023. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2023. The returns presented for periods prior to May 1, 2023 reflect the performance of the Predecessor Fund, without adjustment to reflect the fees and expenses of the Fund.
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows how the Fund’s Standard Class investment results have varied from year to year for various periods compare with those of a broad measure of market performance. The bar chart shows historical performance of the Predecessor Fund’s Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
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Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	3.46%
Lowest Quarterly Return	Q1 2022	(5.47%)
Average Annual Total Returns for periods ended 12/31/22

	1 year	5 years	10 years
LVIP JPMorgan Core Bond Fund – Standard Class	-12.58%	0.13%	1.07%
LVIP JPMorgan Core Bond Fund – Service Class	-12.74%	-0.11%	0.83%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”, formerly Lincoln Investment Advisors Corporation)
Investment Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMIM”)
Portfolio Managers

JPMIM Portfolio Managers	Company Title	Experience with Fund
Richard D. Figuly*	Managing Director, Lead Portfolio Manager	Since 2016
Justin Rucker*	Executive Director, Portfolio Manager	Since 2019
Steven Lear*	Managing Director, U.S. Chief Investment Officer	Since 2021
*Reflects Portfolio Managers’ experience with the Predecessor Fund.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
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Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
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